MERRILL LYNCH
                                                                CONSULTS
                                                                INTERNATIONAL
                                                                PORTFOLIO

                               [GRAPHIC OMITTED]

                                            STRATEGIC
                                                     Performance

                                                                Annual Report
                                                                October 31, 1999

                 MERRILL LYNCH CONSULTS INTERNATIONAL PORTFOLIO

Worldwide
Investments as of
October 31, 1999

Ten Largest Industries                                                Percent of
(Equity Investments)                                                  Net Assets
Electronics .........................................................    8.6%
Oil & Related .......................................................    8.3
Foods ...............................................................    7.9
Insurance ...........................................................    6.7
Pharmaceuticals .....................................................    6.4
Banking .............................................................    5.1
Chemicals ...........................................................    4.9
Tires & Rubber ......................................................    4.4
Broadcasting & Publishing ...........................................    4.1
Merchandising .......................................................    4.0

                                                                      Percent of
Ten Largest Equity Holdings                                           Net Assets
Nestle SA (Registered Shares) ........................................   4.3%
BP Amoco PLC .........................................................   4.2
Prudential Corporation PLC ...........................................   4.1
Total Fina SA 'B' ....................................................   4.1
Ito-Yokado Co., Ltd. .................................................   4.0
Fujitsu Limited ......................................................   4.0
Novartis AG (Registered Shares)  .....................................   4.0
Sanofi-Synthelabo SA .................................................   3.7
Electrolux AB 'B' ....................................................   3.7
Groupe Danone ........................................................   3.6

Officers and
Trustees

James H. Bodurtha, Trustee
Herbert I. London, Trustee
Robert R. Martin, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Arthur Zeikel, Trustee
Terry K. Glenn, Executive Vice President
Robert C. Doll, Senior Vice President
Clive D. Lang, Vice President
Donald C. Burke, Vice President and Treasurer
Robert Harris, Secretary

Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

                Merrill Lynch Consults International Portfolio, October 31, 1999

DEAR SHAREHOLDER

Fiscal Year in Review

International equity markets experienced dramatic fluctuations over the 12 months ended October 31, 1999. The liquidity injected into financial markets by central banks to avert a global collapse fueled a global economic recovery, and an appreciation of share prices. The strong US economy continued to provide a firm support on which global growth could resume. Apart from pockets of depression in the emerging markets, the financial landscape has been radically transformed since the worries of a year ago.

The sharp rise in interest rates has only temporarily affected the advance in stock markets. Liquidity, profit growth and merger activity overrode the negative affect of higher discount rates on valuations. Thus, there has been a continued negative correlation between equities and bonds, and a reversal of the relative performance between these asset classes during the third calendar quarter of last year, when bonds were aggressively purchased as a safe haven. Since then, the Asian markets have led the advance outside of the United States. While the unmanaged benchmark Morgan Stanley Capital International (MSCI) Europe, Asia, and Far East (EAFE) Index gained 23.0% over the fiscal year ended October 31, 1999, the unmanaged MSCI Far East Index produced a total return of +56.4% for the same period.

The Japanese stock market, after almost ten years of decline and stagnation, finally came to life as major corporations started the process of restructuring an antiquated and inefficient business model. The need for change has been taken seriously. Entrepreneurs are emerging and succeeding. Seeing the significance of the change in direction in one of the largest economies in the world, international investors have been committing increasing amounts of funds to the Japanese stock market. As a result, Japan was one of the best stock markets for the fiscal year, with the MSCI Japan Index rising 58.4%.

European stock markets started the fiscal year with strong rallies in December and January, anticipating a successful introduction of the euro. The initial euphoria lost impulse when the new currency started a downward trend against the US dollar, which only recently has given signs of stopping. The euro lost 10% of its value against the US dollar during the fiscal year, depressing returns for US investors. The European markets have revived in the last few months against a background of intense corporate activity. The anticipated industry consolidations are taking place at the national and intra-European level. Companies are organizing to compete in the new open Eurozone, which is comprised of the 11 member countries of the European Monetary Union, and to reach the scale necessary for the global marketplace. The merger and acquisition activity has touched most major sectors of the economy: banking (Societe Generale-Paribas SA-Banque Nationale de Paris SA, Banco Santander Central Hispano SA-Banco Santander, Banco Bilbao Vizcaya SA-Caja Postal y Banco Hipotecario de Espana,
SA), insurance (Assicurazione Generali SpA-Istituto Nazionale delle Assicurazione SpA), retailing (Carrefour SA-Promodes SA), oil (Total Fina SA-Elf Aquitaine SA, Repsol SA-YPF Sociedad Anonima), and telecommunications (Olivetti SpA-Telecom Italia SpA, Vodafone Group PLC-Mannesmann AG).

European companies are also going to the United States and Japan in search of partners for global growth, as in the case of Deutsche Bank with Bankers Trust, Renault SA and Nissan Motor Corp., and Vodafone with AirTouch Communications in the United States. In addition, the larger European economies of France and Germany have initiated recoveries, while growth in Spain, Portugal and the United Kingdom shows no sign of slowing. In all, European markets reacted positively to these developments, and produced a return in dollars of +12.5% for the fiscal year, as per the MSCI Europe Index.

The Portfolio, which maintained a majority of its investments in Europe, had a total return of +13.2% for the fiscal year ended October 31, 1999. The stronger performance of the MSCI EAFE Index was primarily as a result of the Index's higher weight of Japan and Asia. Our two main markets in Europe were France and the United Kingdom, which together amounted to approximately 40% of the Portfolio's net assets. We benefited from the strong performance of these two markets and participated in many of the corporate activities mentioned above.

Throughout the fiscal year, we pursued a strategy of increasing our investments in Japan and the rest of Asia, a move that paid off. At October 31, 1999, Japan was approximately 20% of the Portfolio's net assets, while our investments in Hong Kong, Singapore and Australia accounted for about 5%. We kept large positions in companies such as Sony Corporation, Fujitsu Limited and Nippon Telegraph & Telephone Corporation, whose share prices have seen outstanding appreciation this year. In the currency area, we decided to hedge approximately one-half of the Japa nese yen exposure, to seek to reduce the currency risk. Although this has served the intended purpose, the strong appreciation of the yen since August resulted in the Portfolio's underperformance compared to the benchmark Index.

Investment Outlook

We have positioned the Portfolio to seek to benefit from the industry consolidation and economic recovery in Europe, the restructuring in Japan and economic growth in Asia. Economic growth in Europe has a firm base and corporate management is aggressively pursuing value-enhancing projects. Although the German market is becoming more interesting, the economic recovery is more fragile and the cost structures there are less flexible than elsewhere.

We continue to search for and invest in companies that have consistent earnings growth, have high-quality and focused managements, and are committed to profitability. We are still finding more of these firms in Europe, but this could likely change. As the number of attractive investment opportunities in Japan and the rest of Asia increases, our regional allocation will follow suit. As impressive as the performance of Asian markets has been this year, we could be at the beginning of a new multi-year recovery period in the region, which may propel markets and is likely to produce better relative performance.

As 1999 draws to a close, world equity markets are buoyant, putting aside all worries. However, as investors consider the potential impact of rising interest rates, the year 2000 computer dilemma, rising oil prices, and accelerating economic growth around the world, equity investors could become increasingly cautious. Although the underlying trend con tinues to be positive for European, Japanese and Asian economies and stock markets, the next two months-three months could prove difficult. We are positive on the euro and Europe, and continue to slightly overweight the region in the short term.

In Conclusion

The Board of Trustees has approved an Agreement and Plan of Reorganization pursuant to which your shares of Merrill Lynch Consults International Portfolio would be exchanged for Class C Shares of Merrill Lynch International Equity Fund. The proposal must be approved by Merrill Lynch Consults International Portfolio shareholders. It is anticipated that proxy materials will be distributed shortly. We appreciate your investment in Merrill Lynch Consults International Portfolio.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
Executive Vice President


/s/ Clive D. Lang

Clive D. Lang
Vice President and Portfolio Manager

December 10, 1999

================================================================================
We are pleased to announce that effective September 28, 1999, Clive D. Lang became responsible for the day-to-day management of Merrill Lynch Consults International Port folio. Mr. Lang joined Merrill Lynch Asset Management U.K. Ltd., an affiliate of the Investment Adviser, as Senior Quantitative Analyst in 1997. Prior to that, he was employed at Panagora Asset Management Limited as chief investment officer from 1995 to 1997 and as senior investment officer from 1990 to 1995.
================================================================================


                                     2 & 3

                Merrill Lynch Consults International Portfolio, October 31, 1999

IMPORTANT TAX INFORMATION (unaudited)

The following information summarizes all per share distributions paid by Merrill Lynch Consults International Portfolio during its fiscal year ended October 31, 1999.

----------------------------------------------------------------------------------------------
 Record      Payable   Domestic Ordinary  Foreign Source   Total Ordinary     Foreign Taxes
  Date        Date         Income            Income            Income        Paid or Withheld
----------------------------------------------------------------------------------------------
12/10/98    12/18/98       $.045469          $.143016         $.188485          $.045987
----------------------------------------------------------------------------------------------

The foreign taxes paid or withheld represent taxes incurred by the Fund on dividends received by the Fund from foreign sources. Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid. Additionally, there were no capital gains distributions paid by the Fund during the year.

Please retain this information for your records.

PERFORMANCE DATA

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Total Return
Based on a
$10,000
Investment

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Portfolio compared to growth of an investment in the MSCI EAFE Index. Beginning and ending values are:

                                            9/14/92**                10/99
ML Consults International Portfolio*+       $10,000                 $16,135
MSCI EAFE Index++                           $10,000                 $22,276

 * Assuming transaction costs and other operating expenses, including advisory fees.
**    Commencement of operations.
 + ML Consults International Portfolio invests in a diversified international portfolio of equity securities, other than US securities.
++ This unmanaged Index measures the total returns of developed foreign stock markets in Europe, Asia and the Far East. The starting date for the Index in the line graph is from September 30, 1992.

Average Annual
Total Return

Period Covered                                                          % Return
================================================================================
Year Ended 9/30/99                                                       +19.11%
--------------------------------------------------------------------------------
Five Years Ended 9/30/99                                                 + 4.30
--------------------------------------------------------------------------------
Inception (9/14/92) through 9/30/99                                      + 6.72
--------------------------------------------------------------------------------
Recent
Performance
Results*

                                              6 Month        12 Month      Since Inception
As of October 31, 1999                     Total Return    Total Return      Total Return
==========================================================================================
ML Consults International Portfolio           +5.20%         +13.22%           +61.35%
------------------------------------------------------------------------------------------

* Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund commenced operations on 9/14/92.


                                     4 & 5

               Merrill Lynch Consults International Portfolio, October 31, 1999

SCHEDULE OF INVESTMENTS                                          (in US dollars)

                                                                                                                             Percent
LATIN                              Shares Held/                                                                Value         of Net
AMERICA        Industries          Face Amount                      Investments                              (Note 1a)       Assets
====================================================================================================================================
Brazil         Mining               US$  44,000    Companhia Vale do Rio Doce SA, 0% due 12/31/2049 (a)     $        0          0.0%
              ---------------------------------------------------------------------------------------------------------------------
                                                   Total Investments in Latin America (Cost--$0)                     0          0.0
===================================================================================================================================
PACIFIC
BASIN
===================================================================================================================================
Australia      Telecommunications       100,000    Telstra Corporation Limited                                 507,975          1.4
               --------------------------------------------------------------------------------------------------------------------
                                                   Total Investments in Australia                              507,975          1.4
===================================================================================================================================
Hong Kong      Multi-Industry            65,000    Hutchison Whampoa Limited                                   652,594          1.7
               --------------------------------------------------------------------------------------------------------------------
                                                   Total Investments in Hong Kong                              652,594          1.7
===================================================================================================================================
Japan          Banking &
               Financial                 40,000    The Bank of Tokyo-Mitsubishi, Ltd.                          662,958          1.8
               --------------------------------------------------------------------------------------------------------------------
               Chemicals                 15,000    Shin-Etsu Chemical Co., Ltd.                                618,646          1.7
               --------------------------------------------------------------------------------------------------------------------
               Electronics               50,000    Fujitsu Limited                                           1,505,851          4.0
                                          8,000    Sony Corporation                                          1,247,650          3.3
                                                                                                            ----------         ----
                                                                                                             2,753,501          7.3
               --------------------------------------------------------------------------------------------------------------------
               Merchandising             19,000    Ito-Yokado Co., Ltd.                                      1,519,854          4.0
               --------------------------------------------------------------------------------------------------------------------
               Telecommunications            55    Nippon Telegraph & Telephone Corporation (NTT)              844,044          2.2
               --------------------------------------------------------------------------------------------------------------------
               Tires & Rubber            40,000    Bridgestone Corp.                                         1,101,093          2.9
               --------------------------------------------------------------------------------------------------------------------
                                                   Total Investments in Japan                                7,500,096         19.9
===================================================================================================================================
Singapore      Broadcasting &
               Publishing                36,000    Singapore Press Holdings Ltd.                               616,846          1.6
               --------------------------------------------------------------------------------------------------------------------
                                                   Total Investments in Singapore                              616,846          1.6
===================================================================================================================================
                                                   Total Investments in the Pacific Basin
                                                   (Cost--$6,583,383)                                        9,277,511         24.6
===================================================================================================================================
WESTERN
EUROPE
===================================================================================================================================
France         Consumer--Goods            4,000    LVMH (Louis Vuitton Moet Hennessy)                        1,206,089          3.2
               --------------------------------------------------------------------------------------------------------------------
               Foods                      5,300    Groupe Danone                                             1,350,284          3.6
               --------------------------------------------------------------------------------------------------------------------
               Information Processing     3,500    Cap Gemini SA                                               529,502          1.4
               --------------------------------------------------------------------------------------------------------------------
               Insurance                  7,000    Axa                                                         986,198          2.6
               --------------------------------------------------------------------------------------------------------------------
               Manufacturing             32,000   +Sanofi-Synthelabo SA                                      1,410,326          3.7
               --------------------------------------------------------------------------------------------------------------------
               Oil & Related             11,500    Total Fina SA 'B'                                         1,552,524          4.1
               --------------------------------------------------------------------------------------------------------------------
               Retail                     4,000    Pinault-Printemps-Redoute SA                                761,895          2.0
               --------------------------------------------------------------------------------------------------------------------
                                                   Total Investments in France                               7,796,818         20.6
===================================================================================================================================
Germany        Machinery & Equipment      8,500    Mannesmann AG                                             1,335,050          3.5
               --------------------------------------------------------------------------------------------------------------------
                                                   Total Investments in Germany                              1,335,050          3.5
===================================================================================================================================
Italy          Natural Gas Utilities    140,000    Italgas SpA                                                 578,040          1.5
               --------------------------------------------------------------------------------------------------------------------
               Tires & Rubber           240,000    Pirelli SpA                                                 549,674          1.5
               --------------------------------------------------------------------------------------------------------------------
                                                   Total Investments in Italy                                1,127,714          3.0
===================================================================================================================================
Netherlands    Broadcasting &
               Publishing                28,000    Kluwer NV 'A'                                               934,572          2.5
               --------------------------------------------------------------------------------------------------------------------
               Chemicals                 28,400    Akzo Nobel NV                                             1,221,529          3.2
               --------------------------------------------------------------------------------------------------------------------
               Electronics                4,600    Koninklijke (Royal) Philips Electronics NV                  471,194          1.3
               --------------------------------------------------------------------------------------------------------------------
                                                   Total Investments in the Netherlands                      2,627,295          7.0
===================================================================================================================================
Spain          Banking                   95,000    Banco Santander Central Hispano, SA                         985,095          2.6
               --------------------------------------------------------------------------------------------------------------------
                                                   Total Investments in Spain                                  985,095          2.6
===================================================================================================================================
Sweden         Household Appliances      70,000    Electrolux AB 'B'                                         1,393,035          3.7
               --------------------------------------------------------------------------------------------------------------------
                                                   Total Investments in Sweden                               1,393,035          3.7
===================================================================================================================================
Switzerland    Banking                    5,000    Credit Suisse Group (Registered Shares)                     960,404          2.5
               --------------------------------------------------------------------------------------------------------------------
               Foods                        850    Nestle SA (Registered Shares)                             1,638,259          4.3
               --------------------------------------------------------------------------------------------------------------------
               Pharmaceuticals            1,000    Novartis AG (Registered Shares)                           1,494,690          4.0
               --------------------------------------------------------------------------------------------------------------------
                                                   Total Investments in Switzerland                          4,093,353         10.8
===================================================================================================================================
United
Kingdom        Beverage                 100,000    Diageo PLC                                                1,009,584          2.7
               --------------------------------------------------------------------------------------------------------------------
               Financial Services        75,000    Allied Zurich PLC                                           904,932          2.4
               --------------------------------------------------------------------------------------------------------------------
               Insurance                100,000    Prudential Corporation PLC                                1,566,907          4.1
               --------------------------------------------------------------------------------------------------------------------
               Leisure/Entertainment     52,000    Granada Group PLC                                           410,597          1.1
               --------------------------------------------------------------------------------------------------------------------
               Natural Gas Utilities    160,058    BG PLC                                                      887,442          2.4
               --------------------------------------------------------------------------------------------------------------------
               Oil & Related            164,000    BP Amoco PLC                                              1,589,758          4.2
               --------------------------------------------------------------------------------------------------------------------
               Pharmaceuticals           31,000    Glaxo Wellcome PLC                                          913,977          2.4
               --------------------------------------------------------------------------------------------------------------------
                                                   Total Investments in the United Kingdom                   7,283,197         19.3
===================================================================================================================================
                                                   Total Investments in Western Europe (Cost--$20,867,803)  26,641,557         70.5
===================================================================================================================================


                                     6 & 7

                Merrill Lynch Consults International Portfolio, October 31, 1999

SCHEDULE OF INVESTMENTS (concluded)                              (in US dollars)

                                                                                                                             Percent
SHORT-TERM                                                                                                    Value          of Net
SECURITIES                          Face Amount                      Issue                                  (Note 1a)        Assets
====================================================================================================================================
               Commercial Paper*    $ 1,000,000    General Electric Capital Corp., 5.31% due 11/01/1999   $    999,705          2.6%
                                        939,000    General Motors Acceptance Corp., 5.38% due 11/01/1999       938,719          2.5
               --------------------------------------------------------------------------------------------------------------------
                                                   Total Investments in Short-Term Securities
                                                   (Cost--$1,938,424)                                        1,938,424          5.1
===================================================================================================================================
               Total Investments (Cost--$29,389,610)                                                        37,857,492        100.2

               Unrealized Depreciation on Forward Foreign Exchange Contracts**                                (204,659)        (0.6)

               Other Assets Less Liabilities                                                                   136,499          0.4
                                                                                                          ------------        -----
               Net Assets                                                                                 $ 37,789,332        100.0%
                                                                                                          ============        =====
===================================================================================================================================

+     Non-income producing security.
(a) Received through a bonus issue from Companhia Vale do Rio Doce SA. As of October 31, 1999, the bonds have not commenced trading and the coupon rate has not been determined.
* Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.
**    Forward foreign exchange contracts as of October 31, 1999 were as follows:

--------------------------------------------------------------------------------
                                                              Unrealized
Foreign                      Expiration                      Depreciation
Currency Sold                   Date                           (Note 1c)
--------------------------------------------------------------------------------
Yen 414,680,000             December 1999                     $(204,659)
--------------------------------------------------------------------------------
Total Unrealized Depreciation on Forward Foreign
Exchange Contracts (US$ Commitment--$3,796,306)               $(204,659)
                                                              =========
--------------------------------------------------------------------------------

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

                 As of October 31, 1999
===========================================================================================================================
Assets:          Investments, at value (identified cost--$29,389,610) (Note 1a).                               $ 37,857,492
                 Cash...........................................................                                        735
                 Foreign cash (Note 1c).......................................                                          392
                 Receivables:
                   Beneficial interest sold...................................              $  170,000
                   Dividends..................................................                 149,787              319,787
                                                                                            ----------
                 Prepaid registration fees and other assets (Note 1g).........                                       18,576
                                                                                                               ------------
                 Total assets.................................................                                   38,196,982
                                                                                                               ------------
===========================================================================================================================
Liabilities:     Unrealized depreciation on forward foreign exchange contracts
                 (Note 1d) .....................................................                                    204,659
                 Payables:
                   Beneficial interest redeemed...............................                  31,287
                   Distributor (Note 2).......................................                  29,837
                   Investment adviser (Note 2)................................                  22,378
                   Administration fee (Note 2)................................                   7,459
                   Commissions................................................                   2,442               93,403
                                                                                            ----------         ------------
                 Accrued expenses.............................................                                      109,588
                                                                                                               ------------
                 Total liabilities............................................                                      407,650
                                                                                                               ------------
===========================================================================================================================
Net Assets:        Net assets...................................................                               $ 37,789,332
                                                                                                               ============
===========================================================================================================================
Net Assets       Common shares of beneficial interest, $.10 par value,
Consist of:        unlimited number of shares authorized........................                               $    301,065
                 Paid-in capital in excess of par..............................                                  23,653,068
                 Undistributed investment income--net...........................                                    204,662
                 Undistributed realized capital gains on investments and
                   foreign currency transactions--net...........................                                  5,367,897
                 Unrealized appreciation on investments and foreign
                   currency transactions--net...................................                                  8,262,640
                                                                                                               ------------
                 Net assets--Equivalent to $12.55 per share based on
                   3,010,649 shares of beneficial interest outstanding........                                 $ 37,789,332
                                                                                                               ============
===========================================================================================================================

                 See Notes to Financial Statements.


                                      8 & 9

                Merrill Lynch Consults International Portfolio, October 31, 1999

STATEMENT OF OPERATIONS

                 For the Year Ended October 31, 1999
===========================================================================================================================
Investment       Dividends (net of $90,452 foreign withholding tax).............                               $    662,324
Income           Interest and discount earned...................................                                     61,675
(Notes 1e & 1f):                                                                                               ------------
                 Total income...................................................                                    723,999
                                                                                                               ------------
===========================================================================================================================
Expenses:        Account maintenance and distribution fees (Note 2).............         $     466,473
                 Investment advisory fees (Note 2)..............................               349,854
                 Administration fees (Note 2)...................................               116,618
                 Stamp tax fee..................................................               106,688
                 Professional fees..............................................                99,060
                 Printing and shareholder reports...............................                40,478
                 Custodian fees.................................................                33,319
                 Registration fees (Note 1g)....................................                26,417
                 Trustees' fees.................................................                24,215
                 Accounting services (Note 2)...................................                19,796
                 Transfer agent fees (Note 2)...................................                11,319
                 Other..........................................................                 5,271
                                                                                            ----------
                 Total expenses.................................................                                  1,299,508
                                                                                                               ------------
                 Investment loss--net...........................................                                   (575,509)
                                                                                                               ------------
===========================================================================================================================
Realized &       Realized gain (loss) from:
Unrealized Gain    Investments--net.............................................             6,459,811
(Loss) On          Foreign currency transactions--net.........................                (748,976)           5,710,835
Investments &                                                                               ----------
Foreign          Change in unrealized appreciation/depreciation on:
Currency           Investments--net............................................                233,897
Transactions--     Foreign currency transactions--net..........................                410,743              644,640
Net              Net realized and unrealized gain on investments and foreign                ----------         ------------
(Notes 1c, 1d,      currency transactions.......................................                                  6,355,475
1f & 3):                                                                                                       ------------
                 Net Increase in Net Assets Resulting from Operations...........                               $  5,779,966
                                                                                                               ============
===========================================================================================================================

                 See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                              For the Year Ended October 31,
                                                                                              ------------------------------
                 Increase (Decrease) in Net Assets:                                               1999           1998
===========================================================================================================================
Operations:      Investment income (loss)--net..................................         $    (575,509)        $    351,802
                 Realized gain on investments and foreign currency
                   transactions--net ...........................................             5,710,835            1,396,964
                 Change in unrealized appreciation/depreciation on
                   investments and foreign currency transactions--net...........               644,640           (2,602,101)
                                                                                            ----------         ------------
                 Net increase (decrease) in net assets resulting from
                   operations ..................................................             5,779,966             (853,335)
                                                                                            ----------         ------------
===========================================================================================================================
Dividends &      Investment income--net.........................................              (929,175)          (1,584,173)
Distributions    In excess of investment income--net............................                    --             (931,508)
to Shareholders  Realized gain on investments--net..............................                    --           (3,930,011)
(Note 1h):                                                                                  ----------         ------------
                 Net decrease in net assets resulting from dividends and
                   distributions to shareholders ...............................              (929,175)          (6,445,692)
                                                                                            ----------         ------------
===========================================================================================================================
Beneficial       Net decrease in net assets derived from beneficial interest
Interest           transactions ................................................           (27,503,256)         (40,209,743)
Transactions                                                                             -------------         ------------
(Note 4):
===========================================================================================================================
Net Assets:      Total decrease in net assets...................................           (22,652,465)         (47,508,770)
                 Beginning of year..............................................            60,441,797          107,950,567
                                                                                         -------------         ------------
                 End of year*...................................................         $  37,789,332         $ 60,441,797
                                                                                         =============         ============
===========================================================================================================================
                *Undistributed investment income--net (Note 1i).................         $    204,662          $  1,557,351
                                                                                         =============         ============
===========================================================================================================================

                 See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

              The following per share data and ratios have been derived
              from information provided in the financial statements.                         For the Year Ended October 31,
                                                                                             ------------------------------
              Increase (Decrease) in Net Asset Value:                              1999+       1998+     1997+     1996+     1995+
====================================================================================================================================
Per Share     Net asset value, beginning of year.............................    $  11.27   $  12.37  $  12.09  $  12.28  $  12.83
Operating                                                                        --------   --------  --------  --------  --------
Performance:    Investment income (loss)--net................................        (.14)       .05       .10      (.05)     (.05)
                Realized and unrealized gain (loss) on investments
                  and foreign currency transactions--net.....................        1.61       (.40)      .97       .76      (.18)
                                                                                 --------   --------  --------  --------  --------
                 Total from investment operations............................        1.47       (.35)     1.07       .71      (.23)
                                                                                 --------   --------  --------  --------  --------
                 Less dividends and distributions:
                   Investment income--net....................................        (.19)      (.18)       --        --        --
                   In excess of investment income--net.......................           --      (.11)     (.44)     (.44)       --
                   Realized gain on investments--net.........................           --      (.46)     (.35)     (.46)     (.32)
                                                                                 --------   --------  --------  --------  --------
                 Total dividends and distributions...........................        (.19)      (.75)     (.79)     (.90)     (.32)
                                                                                 --------   --------  --------  --------  --------
                 Net asset value, end of year................................    $  12.55   $  11.27  $  12.37  $  12.09  $  12.28
                                                                                 ========   ========  ========  ========  ========
====================================================================================================================================
Total         Based on net asset value per share.............................       13.22%     (2.79%)    9.26%     5.93%    (1.68%)
Investment                                                                       ========   ========  ========  ========  ========
Return:
====================================================================================================================================
Ratios to     Expenses.......................................................        2.79%      2.70%     2.44%     2.37%     2.35%
Average                                                                          ========   ========  ========  ========  ========
Net Assets:   Investment income (loss)--net..................................       (1.23%)      .39%      .84%     (.42%)    (.41%)
                                                                                 ========   ========  ========  ========  ========
====================================================================================================================================
Supplemental  Net assets, end of year (in thousands).........................    $ 37,789   $ 60,442  $107,951  $174,921 $ 197,077
Data:                                                                            ========   ========  ========  ========  ========
              Portfolio turnover.............................................       48.93%     48.78%    28.62%    38.16%    17.31%
                                                                                 ========   ========  ========  ========  ========
====================================================================================================================================

            + Based on average shares outstanding.

              See Notes to Financial Statements.


                                    10 & 11

                Merrill Lynch Consults International Portfolio, October 31, 1999

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Merrill Lynch Consults International Portfolio (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities, including depositary receipts, that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

(b) Repurchase agreements--The Fund invests in securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Realized and unrealized gains/losses on foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

o Foreign currency options and futures--The Fund may purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of secu rities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(e) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute sub stantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(f) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(g) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(h) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend date. Distributions in excess of net investment income are due primarily to differing tax treatments for foreign currency transactions.

(i) Reclassification--Generally accepted accounting prin ciples require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $748,972 have been reclassified between undistributed net investment income and undis tributed net realized capital gains and $900,967 has been reclassified between paid-in capital in excess of par and undistributed net investment income. These reclassifications have no effect on net assets or net asset value per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Merrill Lynch (Suisse) Investment Management S.A. (the "Investment Adviser"). The Investment Adviser is a subsidiary of Merrill Lynch Bank (Suisse) S.A. which is, in turn, an indirect subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."). Fund Asset Management, L.P. ("FAM") and Merrill Lynch Asset Management U.K. Limited ("MLAM U.K.") have been retained as sub-advisers (the "Sub-Advisers") to the Fund. Pursuant to sub-advisory agreements, the Sub-Advisers will provide investment advisory services with respect to the management of the Fund's cash position. MLAM U.K. now provides advice to Merrill Lynch Consults International Portfolio on a day-to-day basis covering all of its investments.

As compensation for its services to the Fund, the Investment Adviser receives monthly compensation at the annual rate of .75% of the average daily net assets of the Fund. The Fund will not pay any incremental fee to the Sub-Advisers for their services.


                                    12 & 13

                Merrill Lynch Consults International Portfolio, October 31, 1999

NOTES TO FINANCIAL STATEMENTS (concluded)

The Fund has an Administrative Agreement with Princeton Administrators, L.P. (the "Administrator"), an indirect subsidiary of ML & Co. The Administrator performs or arranges for the performance of certain administrative services (i.e., services other than investment advice and related portfolio activities) necessary for the operation of the Fund, including maintaining the books and records of the Fund, preparing reports and other documents required by United States Federal, state and other applicable laws and regulations to maintain the registration of the Fund and its shares and providing the Fund with administrative office facilities. For the services rendered to the Fund and the facilities furnished, the Fund pays the Administrator a monthly fee equal to
 .25% of the Fund's average daily net assets. Also, accounting services are provided to the Fund by the Admin istrator, and the Fund reimburses the Administrator for its costs in connection with such services on a semi-annual basis.

The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 pursuant to which Merrill Lynch Funds Distributor ("MLFD" or the "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., receives ongoing distribution and account maintenance fees, which are accrued daily and paid monthly at the annual rates of .75% and .25%, respectively, of the average daily net assets of the Fund. Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance activities and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance activities to the Fund's shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution services and bearing distribution-related expenses of the Fund, including payments to financial consultants for selling shares of the Fund. For the year ended October 31, 1999, MLFD earned $466,473 under the Plan, all of which was paid to MLPF&S pursuant to the agreement.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., acts as the Fund's transfer agent.

In addition, MLPF&S received $20,396 in commissions on the execution of portfolio security transactions for the Fund for the year ended October 31, 1999.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, the Investment Adviser (including their affiliated companies), FDS, PFD, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 1999 were $22,242,848 and $49,960,427, respectively.

Net realized gains (losses) for the year ended October 31, 1999 and net unrealized gains (losses) as of October 31, 1999 were as follows:

--------------------------------------------------------------------------------
                                                  Realized          Unrealized
                                               Gains (Losses)     Gains (Losses)
--------------------------------------------------------------------------------
Long-term investments.  ..................       $ 6,459,811        $ 8,467,882
Foreign currency transactions ............           (31,753)              (583)
Forward foreign exchange
contracts ................................          (717,223)          (204,659)
                                                 -----------        -----------
Total ....................................       $ 5,710,835        $ 8,262,640

                                                 ===========        ===========
--------------------------------------------------------------------------------

As of October 31, 1999, net unrealized appreciation for Federal income tax purposes aggregated $8,467,882, of which $9,429,649 related to appreciated securities and $961,767 related to depreciated securities. The aggregate cost of investments at October 31, 1999 for Federal income tax purposes was $29,389,610.

4. Beneficial Interest Transactions:

Transactions in shares of beneficial interest were as follows:

For the Year Ended                                                     Dollar
October 31, 1999                                     Shares            Amount
--------------------------------------------------------------------------------
Shares sold ..................................       204,559       $  2,362,788
Shares issued to shareholders
in reinvestments of dividends ...............         76,975            865,198
                                                  ----------        -----------
Total issued ................................        281,534          3,227,986
Shares redeemed .............................     (2,631,625)       (30,731,242)
                                                  ----------        -----------
Net decrease ................................     (2,350,091)      $(27,503,256)
                                                  ==========       ============
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
For the Year Ended                                                     Dollar
October 31, 1998                                     Shares            Amount
--------------------------------------------------------------------------------

Shares sold ..................................      856,874        $ 10,569,673

Shares issued to shareholders
in reinvestments of dividends
and distributions ............................      537,886           6,056,591
                                                  ----------        -----------
Total issued .................................    1,394,760          16,626,264
Shares redeemed ..............................   (4,761,563)        (56,836,007)
                                                  ----------        -----------
Net decrease .................................   (3,366,803)       $(40,209,743)
                                                  ==========       ============
--------------------------------------------------------------------------------

5. Reorganization Plan:

On October 20, 1999, the Fund's Board of Trustees approved a Plan of Reorganization, subject to shareholder approval and certain other conditions, whereby Merrill Lynch International Equity Fund would acquire substantially all of the assets and liabilities of the Fund in exchange for newly issued shares of Merrill Lynch International Equity Fund. These Funds are registered, diversified, open-end management investment companies. Both entities have a similar investment objective. Merrill Lynch International Equity Fund is managed by Merrill Lynch Asset Management, L.P., which is an affiliate of the Fund's Investment Adviser.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees, Merrill Lynch Consults International Portfolio

We have audited the accompanying statement of assets and liabilities of Merrill Lynch Consults International Portfolio, including the schedule of investments, as of October 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch Consults International Portfolio at October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                                        /s/ Ernst & Young LLP

MetroPark, New Jersey
December 15, 1999


                                    14 & 15

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch Consults
International Portfolio
Box 9011
Princeton, NJ
08543-9011                                                         #16566--10/99

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